UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2022
Pentair plc
(Exact name of Registrant as specified in its charter)

Ireland	001-11625	98-1141328
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Regal House, 70 London Road, Twickenham, London, TW13QS United Kingdom
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 44-74-9421-6154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	PNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07     Submission of Matters to a Vote of Security Holders.
Pentair plc (the “Company”) held its 2022 annual general meeting of shareholders on May 17, 2022. There were 165,399,674 ordinary shares issued and outstanding at the close of business on March 18, 2022 and entitled to vote at the annual general meeting. A total of 145,588,548 ordinary shares (88.02%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:
Proposal 1. — Re-Elect Director Nominees
To re-elect ten director nominees for one-year terms expiring at the 2023 annual general meeting of shareholders. Each nominee for director was re-elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mona Abutaleb Stephenson	136,144,547	1,310,972	100,317	8,032,712
Melissa Barra	136,642,492	814,059	99,285	8,032,712
Glynis A. Bryan	126,228,552	11,227,954	99,330	8,032,712
T. Michael Glenn	123,835,181	13,616,050	104,605	8,032,712
Theodore L. Harris	135,293,330	2,160,088	102,418	8,032,712
David A. Jones	130,629,285	6,823,753	102,798	8,032,712
Gregory E. Knight	136,110,453	1,342,402	102,981	8,032,712
Michael T. Speetzen	136,088,058	1,305,679	162,099	8,032,712
John L. Stauch	134,809,057	2,643,623	103,156	8,032,712
Billie I. Williamson	133,789,087	3,665,977	100,772	8,032,712
Proposal 2. — Approve, by Nonbinding, Advisory Vote, the Compensation of the Named Executive Officers
To approve, by nonbinding, advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved by a nonbinding, advisory vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,435,467	7,942,459	177,910	8,032,712
Proposal 3. — Ratify, by Nonbinding, Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor of the Company and to Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration
To ratify, by nonbinding, advisory vote, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2022 and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditor’s remuneration. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
135,529,678	9,923,857	135,013
Proposal 4. — Authorize the Board of Directors to Allot New Shares Under Irish Law
To authorize the Board of Directors to allot new shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
143,148,496	2,210,109	229,943

Proposal 5. — Authorize the Board of Directors to Opt-Out of Statutory Preemption Rights Under Irish Law
To authorize the Board of Directors to opt-out of statutory preemption rights under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
143,905,216	1,454,939	228,393
Proposal 6. — Authorize the Price Range at Which the Company Can Re-Allot Shares It Holds as Treasury Shares Under Irish Law
To authorize the price range at which the Company can re-allot shares it holds as treasury shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
144,480,899	517,776	589,873
ITEM 9.01    Financial Statements and Exhibits.
(a)Financial Statements of Businesses Acquired
Not applicable.
(b)Pro Forma Financial Information
Not applicable.
(c)Shell Company Transactions
Not applicable.
(d)Exhibits

EXHIBIT INDEX
Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 17, 2022.

PENTAIR PLC
Registrant

By:	/s/ Karla C. Robertson
Karla C. Robertson
Executive Vice President, General Counsel, Secretary and Chief Social Responsibility Officer